UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2009
                                  -------------

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Federal                        0-25165                     14-1809721
-----------------------------     --------------------      --------------------
(State or Other Jurisdiction      (Commission File No.)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill NY                                     12414
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
             ------------

     On July 21, 2009, the Board of Directors of Greene County Bancorp, Inc. approved a quarterly cash dividend of $0.17 per share. A press release announcing the details of the declaration is filed as exhibit 99.1.

     Greene County Bancorp, MHC, majority stockholder of the Greene County Bancorp, Inc. and owner of 2,304,632 shares of the 4,105,312 total shares outstanding, has waived the right to receive its portion of the dividend, based on action of its Board of Directors. Accordingly, the dividend is expected to be paid only on the 1,800,680 shares owned by minority stockholders of Greene County Bancorp, Inc.

         Exhibit No.                        Description
         -----------                        -----------
         99                                 Press release dated July 23, 2009

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          GREENE COUNTY BANCORP, INC.


DATE:  July 23, 2009            By:      /s/ Donald E. Gibson
                                         --------------------------------------
                                         Donald E. Gibson
                                         President and Chief Executive Officer